                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                ________________


                                  FORM 8-K/A
                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                  May 23, 2000



                              Dynatech Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                                                04-2258582
(State or other jurisdiction      (Commission File No.)        (IRS Employee
   of incorporation)                                         Identification No.)

3 New England Executive Park, Burlington, Massachusetts              01803
(Address of principal executive offices)                         (Zip code)


Registrant's telephone no., including area code:  (781) 272-6100



                             TOTAL NUMBER OF PAGES:

Item 2. Acquisition and Disposition of Assets

        As described in the Registrant's Current Report on Form 8-K filed on May 31, 2000 (the "Initial 8-K"), Dynatech Corporation, a Delaware corporation ("Dynatech"), and its wholly-owned subsidiary DWW Acquisition Corporation, a Delaware corporation ("MergerCo"), completed their merger with Wavetek Wandel Goltermann, Inc., a Delaware Corporation ("WWG"), pursuant to an Agreement and Plan of Merger, dated as of February 14, 2000, among Dynatech, MergerCo and WWG.

        This Current Report on Form 8-K/A supplements the Initial 8-K to include updated pro forma financial information required by Item 7.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (b)    Unaudited Pro Forma Financial Statements.

        Item 7(b) of the Initial 8-K is supplemented with the following:

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

   The Unaudited Pro Forma Condensed Consolidated Financial Statements give effect to the following:

  . the merger with WWG (after giving effect to the divestitures of WWG's
    Precision Measurement and Test Tools divisions, which occurred in January
    2000);

  . the sale, in connection with the WWG merger, of 43,125,000 newly-issued but unregistered shares of common stock to Clayton, Dubilier & Rice Fund V Limited Partnership and Clayton, Dubilier & Rice Fund VI Limited Partnership, and the concurrent establishment of our new Senior Secured Credit Facility;

  . the sale of 4,983,048 newly-issued registered shares of common stock to shareholders of record on April 20, 2000 (other than Clayton, Dubilier & Rice Fund V Limited Partnership) in the rights offering completed on June 30, 2000;

  . the inclusion of the results of operations for the full period presented relating to the acquisitions of Sierra Design Labs and Applied Digital Access, Inc.; and

  . the exclusion of the results of operations for the full period presented relating to the divestiture of DataViews Corporation.

   The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2000 set forth herein was prepared assuming that the above-listed transactions took place on that date. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended March 31, 2000 set forth herein was prepared assuming that the above-listed transactions occurred as of the first day of that period.

   The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with Dynatech's historical Consolidated Financial Statements and Dynatech's "Management Discussion and Analysis of Financial Condition and Results of Operations," included in Dynatech's Annual Report on Form 10-K for the fiscal year ended March 31, 2000, filed with the SEC on June 26, 2000, as well as the WWG historical Consolidated Financial Statements which are incorporated by reference in the Current Report on Form 8-K filed with the SEC on May 31, 2000 and the Applied Digital Access, Inc. historical Consolidated Financial Statements which are included in the Current Report on Form 8-K/A filed with the SEC on January 14, 2000.

   The pro forma adjustments, as described in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements herein, are based on currently available information and certain adjustments that management believes are reasonable. This pro forma financial information is presented for informational purposes only and does not necessarily represent what Dynatech's financial position or results of operations would have been if these transactions had in fact occurred on the dates indicated and is not necessarily indicative of Dynatech's financial position or results of operations for any future period.

                             DYNATECH CORPORATION
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                March 31, 2000
                                (in thousands)

                                                           Other                                WWG
                                                        Acquisitions                          Purchase         Debt Related
                                         Dynatech           and               Pro Forma       Accounting          Pro Forma
                                        Corporation    Divestitures (a)        WWG (b)       Adjustments (c)    Adjustments (e)
                                        -----------    ----------------       ---------     ---------------    ---------------
ASSETS
Current assets:
  Cash and cash equivalents.............  $  33,839         $    700           $  17,974       $ (258,000)          $ 187,000
  Accounts receivable, net..............     78,236             (911)             92,113               -                  -
  Inventories...........................     30,252               -               71,506           45,000                 -
  Other current assets..................     37,880              (69)             20,464              -                   -
                                          ---------         ---------          ---------       ----------           ---------
    Total current assets................    180,207             (280)            202,057         (213,000)            187,000
Property and equipment, net.............     27,316             (355)             53,066           10,000                 -
Net assets from discontinued operations.     72,601               -                  -                 -                  -
Intangible assets, net..................     58,508               -              136,903          282,175                 -
Other assets............................     76,206              (19)              5,457               -                9,670
                                          ---------         ---------          ---------       ----------           ---------
    Total assets........................  $ 414,838         $   (654)          $ 397,483       $   79,175           $ 196,670
                                          =========         =========          =========       ==========           =========

LIABILITIES AND SHAREHOLDERS'
  EQUITY (DEFICIT)
Current liabilities:
  Notes payable and current portion
    of long-term debt...................  $   7,646         $     -            $  23,755       $      -             $ (18,000)
  Other current liabilities.............    120,299             (654)            103,506           20,000              15,868
                                          ---------         ---------           --------       ----------           ---------
    Total current liabilities...........    127,945             (654)            127,261           20,000              (2,132)
Long-term debt..........................    572,288               -              199,942              -               205,000
Pension liabilities.....................        -                 -               33,455              -                   -
Deferred compensation...................     11,280               -                  -                -                   -
Other long-term liabilities.............        -                 -               12,000           54,000                 -
Common stock and additional
  paid-in capital.......................    346,098               -                  -            130,000                 -
Other shareholders' equity  (deficit)...   (642,773)              -               24,825         (124,825)             (6,198)
                                          ---------        ----------          ---------         --------           ---------
Total liabilties and shareholders'
  equity (deficit)......................  $ 414,838         $  (654)           $ 397,483       $   79,175           $ 196,670
                                          =========        ==========          =========        =========           =========

                                           Equity Related
                                             Pro Forma
                                           Adjustments (g)      Pro Forma
                                           ---------------   ---------------
ASSETS
Current assets:
  Cash and cash equivalents.............  $   147,032       $     128,545
  Accounts receivable, net..............          -               169,438
  Inventories...........................          -               146,758
  Other current assets..................          -                58,275
                                          -----------         -----------
    Total current assets................      147,032             503,016
Property and equipment, net.............          -                90,027
Net assets from discontinued operations.          -                72,601
Intangible assets, net..................          -               477,586
Other assets............................          -                91,314
                                          -----------         -----------
    Total assets........................  $   147,032       $   1,234,544
                                          ===========         ===========

LIABILITIES AND SHAREHOLDERS'
  EQUITY (DEFICIT)
Current liabilities:
  Notes payable and current
    portion of long-term debt...........  $       -         $      13,401
  Other current liabilities.............      (40,000)            219,019
                                          -----------        ------------

    Total current liabilities...........      (40,000)            232,420
Long-term debt..........................        -                 977,230
Pension liabilities ....................        -                  33,455
Deferred compensation...................        -                  11,280
Other long-term liabilities.............        -                  66,000
Common stock and additional
  paid-in capital.......................      192,432             668,530
Other shareholders' equity (deficit)....       (5,400)           (754,371)
                                          -----------         -----------
Total liabilities and shareholders'
  equity (deficit)......................  $   147,032       $   1,234,544
                                          ===========         ===========



                              DYNATECH CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                       Twelve Months Ended March 31, 2000
                      (In thousands, except per share data)

                                                                                         Other
                                                                 Dynatech             Acquisitions/            Pro Forma
                                                               Corporation           Divestitures (a)           WWG (b)
                                                            -----------------     ---------------------     --------------
 Net sales..................................................         $453,239                   $20,474           $497,351
 Cost of sales..............................................          157,090                     9,598            193,828
                                                             ----------------     ---------------------     --------------

 Gross profit...............................................          296,149                    10,876            303,523
                                                             ----------------     ---------------------     --------------

 Selling, general and administrative expense................          156,499                     8,317            180,727
 Product development expense................................           61,172                     5,285             69,740
 Recapitalization and other related costs...................           27,942                         -                  -
 Restructuring and other non-recurring charges..............                -                         -              4,400
 Amortization of intangibles................................            8,789                       389             18,765
                                                             ----------------     ---------------------     --------------

 Total operating expenses...................................          254,402                    13,991            273,632
                                                             ----------------     ---------------------     --------------

      Operating income (loss)...............................           41,747                    (3,115)            29,891

 Interest expense...........................................          (51,916)                       (4)           (20,497)
 Interest income............................................            2,354                       346                769
 Other income (expense), net................................              (68)                       56              1,584
                                                             ----------------     ---------------------     --------------

 Income (loss) from continuing operations before income taxes          (7,883)                   (2,717)            11,747
 Provision (benefit) for income taxes.......................           (1,169)                      171              9,517
                                                             ----------------     ---------------------     --------------

 Income (loss) from continuing operations...................         $ (6,714)                  $(2,888)          $  2,230
                                                             ================     =====================     ==============


 Income (loss) from continuing operations per common share(h):
      Basic.................................................         $  (0.05)
                                                             ================

      Diluted...............................................         $  (0.05)
                                                             ================

 Weighted average number of shares(h):
      Basic.................................................          148,312
      Diluted...............................................          148,312

                                                                Amortization              Other
                                                                     of                 Pro Forma
                                                              Intangibles (d)          Adjustments             Pro Forma
                                                            -------------------     -----------------      ----------------

 Net sales................................................             $      -              $      -              $971,064
 Cost of sales............................................                    -                     -               360,516
                                                            -------------------     -----------------      ----------------

 Gross profit.............................................                    -                     -               610,548
                                                            -------------------     -----------------      ----------------

 Selling, general and administrative expense..............                1,667                     -               347,210
 Product development expense..............................                    -                     -               136,197
 Recapitalization and other related costs.................                    -                     -                27,942
 Restructuring and other non-recurring charges............                    -                     -                 4,400
 Amortization of intangibles..............................               58,285                     -                86,228
                                                            -------------------     -----------------      ----------------

 Total operating expenses.................................               59,952                     -               601,977
                                                            -------------------     -----------------      ----------------

      Operating income....................................              (59,952)                    -                 8,571

 Interest expense.........................................                    -               (21,081) (e)          (93,498)
 Interest income..........................................                    -                     -                 3,469
 Other income (expense), net..............................                    -                     -                 1,572
                                                            -------------------     -----------------      ----------------

 Income (loss) from continuing operations before income taxes           (59,952)              (21,081)              (79,886)
 Provision (benefit) for income taxes.....................               (4,334)               (8,432) (f)           (4,247)
                                                            -------------------     -----------------      ----------------

 Income (loss) from continuing operations.................             $(55,618)             $(12,649)             $(75,639)
                                                            ===================     =================      ================


 Income (loss) from continuing operations per common share(h):
      Basic...............................................                                                         $  (0.41)
                                                                                                           ================

      Diluted.............................................                                                         $  (0.41)
                                                                                                           ================

 Weighted average number of shares(h):
      Basic...............................................                                                          184,646
      Diluted.............................................                                                          184,646

                         NOTES TO UNAUDITED PRO FORMA
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (In thousands)

a. Dynatech Acquisitions and Divestitures

Acquisitions related to Continuing Operations

 Sierra Design Labs

   On September 10, 1999, Dynatech, through one of its wholly-owned subsidiaries, purchased the outstanding stock of Sierra Design Labs ("Sierra"), a Nevada Corporation for a total purchase price of $6,300 in cash. The acquisition was accounted for using the purchase method of accounting and resulted in $4,900 of goodwill, which is being amortized over ten years. The operating results of Sierra have been included in Dynatech's consolidated financial statements since September 10, 1999.

 Applied Digital Access, Inc.

   On November 1, 1999, Dynatech, through one of its wholly-owned subsidiaries, acquired all the outstanding stock of Applied Digital Access, Inc. ("ADA") for a total purchase price of approximately $81,000 in cash. The acquisition was accounted for using the purchase method of accounting and resulted in $36,000 of goodwill which is being amortized over three years. The operating results of ADA have been included in Dynatech's consolidated financial statements since November 1, 1999.

Divestitures related to Continuing Operations

 DataViews Corporation

   During June 2000, Dynatech sold the stock of DataViews Corporation ("DataViews"), located in Northampton, Massachusetts, for a sale price of approximately $3,500 (before costs related to the divestiture including legal and employee related costs of approximately $2,800). The gain on sale of the business was not material.

                         NOTES TO UNAUDITED PRO FORMA
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--(Continued)
                                (In thousands)


b. Pro Forma WWG

   On May 23, 2000, Dynatech consummated the merger of one of its subsidiaries with Wavetek Wandel Goltermann, Inc. ("WWG") pursuant to which WWG became one of Dynatech's subsidiaries.

   Set forth below is the unaudited balance sheet of WWG as of March 31, 2000, which includes the effect of the divestitures of WWG's Precision Measurement and Test Tools divisions, which occurred in January 2000.

                                                                 WWG Balance Sheet
                                                                      as of
                                                                  March 31, 2000
                                                                  --------------
ASSETS
Current assets:
  Cash and cash equivalents......................................    $ 17,974
  Accounts receivable, net.......................................      92,113
  Inventories....................................................      71,506
  Other current assets...........................................      20,464
                                                                     --------
    Total current assets.........................................     202,057
Property and equipment, net......................................      53,066
Intangible assets, net...........................................     136,903
Other assets.....................................................       5,457
                                                                     --------
    Total assets.................................................    $397,483
                                                                     ========
LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities:
  Notes payable and current portion of long-term debt............    $ 23,755
  Other current liabilities......................................     103,506
                                                                     --------
    Total current liabilities....................................     127,261
Long-term debt...................................................     199,942
Pension liabilities..............................................      33,455
Deferred compensation............................................         --
Other long-term liabilities......................................      12,000
Common stock and additional paid-in capital......................         --
Other shareholders' equity ......................................      24,825
                                                                     --------
    Total liabilities and shareholders' equity ..................    $397,483
                                                                     ========

                         NOTES TO UNAUDITED PRO FORMA
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--(Continued)
                                (In thousands)


b. Pro Forma WWG--(continued)

   Set forth below are the unaudited pro forma results of operations for WWG for the twelve months ended March 31, 2000. The WWG results have been adjusted to exclude the results of operations for the divestitures of the Precision Measurement and Test Tools divisions, which occurred during January 2000.

   WWG's fiscal year ends on September 30. The WWG historical information for the twelve months ended March 31, 2000 has been derived from the Statement of Operations for the year ended September 30, 1999 included in WWG's Form 10-K for the year ended September 30, 1999, then adding the Statement of Operations for the six months ended March 31, 2000, included in WWG's Form 10-Q for the period ended March 31, 2000, and then subtracting the Statement of Operations for the six months ended March 31, 1999, included in WWG's Form 10-Q for the period ended March 31, 1999.

                                                     Twelve Months Ended
                                                        March 31, 2000
                                               --------------------------------
                                                  WWG         WWG     Pro Forma
                                               Historical Divestiture    WWG
                                               ---------- ----------- ---------
Net sales....................................   $519,059   $(21,708)  $497,351
Cost of sales................................    205,598    (11,770)   193,828
                                                --------   --------   --------
Gross profit.................................    313,461     (9,938)   303,523
                                                --------   --------   --------
Selling, general and administrative expense..    188,711     (7,984)   180,727
Product development expense..................     71,055     (1,315)    69,740
Restructuring and other non-recurring
 charges.....................................      4,400        --       4,400
Amortization of intangibles..................     18,765        --      18,765
                                                --------   --------   --------
Total operating expenses.....................    282,931     (9,299)   273,632
                                                --------   --------   --------
  Operating income...........................     30,530       (639)    29,891
Interest expense.............................    (20,497)       --     (20,497)
Interest income..............................        769        --         769
Other income, net............................      1,584        --       1,584
                                                --------   --------   --------
Income from continuing operations before
 income taxes................................     12,386       (639)    11,747
Provision (benefit) for income taxes.........      9,773       (256)     9,517
                                                --------   --------   --------
Income from continuing operations............   $  2,613   $   (383)  $  2,230
                                                ========   ========   ========

                         NOTES TO UNAUDITED PRO FORMA
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--(Continued)
                                (In thousands)


c. Purchase Accounting Related to WWG Acquisition

Aggregate purchase price:
  Cash in exchange for WWG stock..................................... $ 250,000
  Cash in exchange for WWG options...................................     8,000
  Dynatech Common Stock (approximately 14,987 shares)................   130,000
                                                                      ---------
                                                                        388,000
  Add: Estimated acquisition costs...................................    20,000
                                                                      ---------
    Total purchase price.............................................   408,000
Less: Pro Forma WWG net assets acquired (see Note (b))...............   (24,825)
                                                                      ---------
    Total purchase price in excess of net assets acquired............   383,175


Estimated purchase accounting allocations:
  Less: Inventory step-up to fair value..............................   (45,000)
  Less: Fixed assets step-up to fair value...........................   (10,000)
  Less: Incremental completed technology acquired....................   (22,000)
  Less: Incremental assembled workforce acquired.....................   (33,000)
  Less: In-process research and development acquired.................  (100,000)
  Add: Deferred tax liabilities......................................    54,000
  Add: WWG historical debt issuance costs not acquired...............     5,162
                                                                      ---------
    Estimated incremental goodwill from acquisition.................. $ 232,337
                                                                      =========

                         NOTES TO UNAUDITED PRO FORMA
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--(Continued)
                                (In thousands)

c. Purchase Accounting Related to WWG Acquisition--(continued)

   The final allocation of the purchase price is dependent upon certain valuations and other studies that are still in progress. The estimated purchase price allocations are therefore preliminary, and have been presented solely for the purpose of developing these pro forma statements. The final allocation of the purchase price to be ultimately recorded in Dynatech's historical financial statements may or may not be materially different than what has been presented in these pro forma statements.

   The estimated in-process research and development charge of $100,000 has been included as an adjustment within the Unaudited Pro Forma Condensed Consolidated Balance Sheet, but has not been included as an adjustment within the Unaudited Pro Forma Condensed Consolidated Statement of Operations, as this charge is non-recurring in nature.

   For purposes of these pro forma statements, the estimated life of the WWG related pro forma intangible assets is a blended life of six years. WWG historical and pro forma intangible assets (adjusted as a result of the acquisition) at March 31, 2000 are as follows:

                                                                   Pro Forma
                                                                      WWG
                                                       Purchase   Adjusted for
                                              WWG     Accounting    Purchase
                                           Historical Adjustments  Accounting
                                           ---------- ----------- ------------
   Goodwill...............................  $ 50,423   $232,337     $282,760
   Completed technology...................    69,766     22,000       91,766
   Assembled work force...................     6,250     33,000       39,250
   Deferred issuance costs................     5,162     (5,162)         --
   Other..................................     5,302        --         5,302
                                            --------   --------     --------
                                            $136,903   $282,175     $419,078
                                            ========   ========     ========
     Pro forma amortization
      expense.............................                          $ 69,846
                                                                    ========

   To the extent that the blended life of the intangibles changed from six years to five years, total pro forma annual amortization expense would be $83,816.

   The estimated incremental increase related to the amortization of intangible assets is as follows:

                                                                   Twelve Months
                                                                       Ended
                                                                     March 31,
                                                                       2000
                                                                   -------------
   Pro forma amortization expense.................................   $ 69,846
   Less: WWG historical amortization of intangible assets.........    (18,765)
                                                                     --------
     Incremental pro forma amortization of intangible assets......   $ 51,081
                                                                     ========

                         NOTES TO UNAUDITED PRO FORMA
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--(Continued)
                                (In thousands)


d. Amortization of Intangibles and Depreciation

                                                                  Twelve  Months
                                                                      Ended
                                                                  March 31, 2000
                                                                  --------------
Incremental pro forma amortization of intangible assets from WWG
 acquisition....................................................     $ 51,081
Adjustments to reflect full year amortization of goodwill to acquisitions consummated during the period, as discussed in
 Note (a) (excludes amortization related to Husky acquisition,
 which is reflected in discontinued operations  segment) .......        7,204
                                                                     --------
                                                                       58,285
Tax benefit related to incremental amortization of intangible
 assets and deductible goodwill.................................       (3,667)
                                                                     --------
    Net impact to continuing operations.........................     $ 54,618
                                                                     ========
Incremental depreciation for fixed assets step-up...............     $  1,667
Tax benefit related to incremental depreciation.................         (667)
                                                                     --------
    Net impact to continuing operations.........................     $  1,000
                                                                     ========

                         NOTES TO UNAUDITED PRO FORMA
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--(Continued)
                                (In thousands)


e. Restructuring of Debt

   Upon consummation of the WWG merger, Dynatech refinanced the existing debt of both Dynatech and WWG, as follows:

                                                  Deferred Debt
                                                    Issuance
                                         Debt         Costs     Interest Expense
                                       ---------  ------------- ----------------
                                         As of        As of      Twelve Months
                                       March 31,    March 31,        Ended
                                         2000         2000       March 31, 2000
                                       ---------  ------------- ----------------
Existing debt to be repaid:
  Dynatech bank debt.................  $(305,000)   $    --         $ 21,454
  Dynatech debt issuance costs for
   bank debt.........................        --      (10,330)          3,446
  WWG senior subordinated debt, bank
   debt and other debt, current and
   long-term ........................   (193,000)        --           20,497
  WWG debt issuance costs for bank
   and other debt....................                    --              902
                                       ---------    --------        --------
                                        (498,000)    (10,330)         46,299
                                       ---------    --------        --------

New debt:
$860,000 Senior Credit Facility:
  6 year amortizing term loan at an
   assumed interest rate of 2.75%
   plus LIBOR (9.05%)................    175,000         --          (15,838)
  Debt issuance costs (6 year
   amortization).....................        --        5,109            (852)
  7.5 year term loan at an assumed
   interest rate of 3.25% plus LIBOR
   (9.55%)...........................    510,000         --          (48,705)
  Debt issuance costs (7.5 year
   amortization).....................        --       14,891          (1,985)
                                       ---------    --------        --------
                                         685,000      20,000         (67,380)
                                       ---------    --------        --------
Net addition to debt.................  $ 187,000
                                       =========
Net addition to debt issuance costs..               $  9,670
                                                    ========
Net addition to interest expense.....                               $(21,081)
                                                                    ========


   Upon the consummation of the merger with WWG, Dynatech will have borrowed approximately $685,000 of the facility, leaving $175,000 available to be drawn under a 6 year revolving credit facility, with an assumed interest rate of LIBOR plus 2.75% (9.05%). A one percentage point change in LIBOR would result in an annual change in interest expense of $6,850, excluding any effects under Dynatech's swap contract.

   In accordance with the terms of the WWG subordinated debt agreement, Dynatech paid a penalty of approximately $9,000 due to the early termination of the WWG debt. Such amount has been excluded from the Unaudited Pro Forma Condensed Consolidated Statement of Operations as it is non-recurring in nature. For historical financial statement purposes, this $9,000 ($5,400 on an after tax basis) penalty will be presented as an extraordinary item on Dynatech's statement of operations (see Note (g) for impact to cash).

                         NOTES TO UNAUDITED PRO FORMA
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--(Continued)
                                (In thousands)

e. Restructuring of Debt--(continued)

   For historical financial statement purposes, the $10,330 ($6,198, net of a $4,132 tax benefit) of debt issuance costs of Dynatech at March 31, 2000 will be written off and presented as an extraordinary item on Dynatech's statement of operations. For pro forma purposes, this charge has been excluded from the Unaudited Pro Forma Condensed Consolidated Statement of Operations, as it is non-recurring in nature.

   The impact upon other current liabilities is summarized as follows:

Increase in other current liabilities resulting from debt issuance
 costs on new debt.................................................................................     $20,000
Reduction in other current liabilities from the income tax benefit associated with the write-off of debt issuance costs on debt to be
 repaid............................................................................................     $(4,132)
                                                                                                        -------
Net increase in other current liabilities resulting from the
 restructuring of debt.............................................................................     $15,868
                                                                                                        =======

f. Tax Benefit on Interest Expense

                                                                                                   Twelve Months
                                                                                                         Ended
                                                                                                    March 31, 2000
                                                                                                    --------------
Tax benefit related to incremental interest
 expense at effective statutory rate of 40% (see
 Note (e)).........................................................................................     $(8,432)
                                                                                                        =======
g. Proceeds from Sale of Stock

     Sale of 12,500 shares of Dynatech common stock
      to CD&R Fund V at $4.00 per share............................................................    $ 50,000
     Sale of 30,625 shares of Dynatech common stock
      to CD&R Fund VI at $4.00 per share...........................................................     122,500
     Sale of 4,983 shares of Dynatech common stock
      in Rights Offering to stockholders of record on April 20, 2000
      (other than CD&R Fund V) at $4.00 per share..................................................      19,932
                                                                                                       --------
     Gross cash proceeds...........................................................................     192,432
     Transaction fees and expenses(1)..............................................................     (40,000)
     Payment, net of tax, for early retirement of WWG senior
      subordinated debt (see Note (e)).............................................................      (5,400)
                                                                                                       --------
     Net cash proceeds.............................................................................    $147,032
                                                                                                       ========

-----------------------
(1) In connection with the WWG merger and the concurrent establishment of Dynatech's new Senior Secured Credit Facility, Dynatech incurred approximately $40,000 of transaction related fees and expenses (as discussed in Notes (c) and (e)), including $6,000 payable to Clayton, Dubilier & Rice, Inc., an investment firm that manages Clayton, Dubilier & Rice Fund V Limited Partnership and Clayton, Dubilier & Rice Fund VI Limited Partnership, Dynatech's controlling shareholders for services provided in connection with the WWG merger and the related financing.

h. Weighted Average Number of Common Shares
      The unaudited pro forma per share amounts are based on the weighted average number of common shares as set forth below:

     Dynatech's historical weighted average number of common shares for the twelve months ended March 31, 2000 (see Note J to Dynatech's
       our consolidated financial statements)......................................................     148,312
     Issuance of Dynatech's common shares  in the WWG
       acquisition (see Note (c))..................................................................      14,987
     Sale of Dynatech's common shares to Clayton, Dubilier & Rice Fund V
       Limited Partnership and Clayton, Dubilier & Rice Fund VI Limited
       Partnership in connection with the WWG acquisition (see Note (g))...........................      43,125
     Sale of Dynatech's common shares in the rights
       offering (see Note (g)).....................................................................       4,983
     Elimination of bonus element of rights offering included in the historical weighted average number of common shares
       for the twelve months ended March 31, 2000 (see Note J
       to Dynatech's consolidated financial statements)............................................     (26,761)
                                                                                                        --------
     Pro forma weighted average number of shares...................................................     184,646
                                                                                                        ========


        All shares of common stock of Dynatech issuable upon the exercise of options have been excluded from the calculation of pro forma income (loss) from continuing operations per common share as their inclusion would be antidilutive.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                DYNATECH CORPORATION
                                (Registrant)

Date: July 18, 2000             /s/ Mark V.B. Tremallo
                                -------------------------------
                                Name: Mark V.B. Tremallo
                                Title: Corporate Vice President, General
                                       Counsel and Secretary